Exhibit 99.1

Media Contact	Investor Contact
Ed Steadham 203-578-2287	Terry Mangan 203-578-2318
esteadham@websterbank.com	tmangan@websterbank.com

WEBSTER REPORTS FIRST QUARTER RESULTS

WATERBURY, Conn., April 22, 2010 – Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced consolidated net income of $1.4 million for the quarter ended March 31, 2010. The net loss to common shareholders was $6.1 million for the quarter ended March 31, 2010 and included $5.9 million of preferred dividends and $1.6 million from accelerated accretion of a discount related to Webster’s repurchase of $100 million, or 25 percent, of the Series B preferred shares issued under the Capital Purchase Program.

Key points for the quarter:

Core pre-tax, pre-provision earnings were $57.3 million, comparable to the fourth quarter of 2009.

Reduced levels of provision for loan losses and net charge-offs of $43.0 million and $40.3 million, respectively, compared to $67.0 million and $51.8 million in the fourth quarter of 2009.

Nonperforming loans declined by 6.5 percent to $348.8 million compared to $373.0 million at December 31, 2009.

Improved net interest margin of 3.28 percent compared to 3.26 percent for the fourth quarter of 2009.

Improved core to total deposit ratio of 74 percent compared to 71 percent at December 31, 2009, reflecting core deposit growth of $613 million.

Loan-to-deposit ratio of 78 percent compared to 81 percent at December 31, 2009.

Webster Chairman and Chief Executive Officer James C. Smith said, “We are pleased to report that Webster returned to profitability from continuing operations in the quarter as our operating fundamentals improved, led by positive credit metrics, expansion in the net interest margin and strong core deposit growth. Business loan originations expanded nearly 60 percent in the quarter as we deliver on our pledge to finance the region’s economic recovery.”

Net interest income

•

Net interest margin improved to 3.28 percent in the quarter with the increase reflecting an 11 basis point decline in the cost of funds offsetting an 8 basis point decline in the yield on interest-earning assets. The margin includes a 3 basis point negative impact from accelerated Freddie Mac loan buybacks from mortgage backed securities during the first quarter based on a recently announced policy change.

•	Average interest-earning assets totaled $16.46 billion, up from $16.35 billion last quarter.

Provision for loan losses

•	$34.8 million of the $43.0 million provision for loan losses recorded in the quarter was related to the Company’s continuing portfolios, and $8.2 million was related to the liquidating portfolio.

•

Net charge-offs were $40.3 million in the quarter compared to $51.8 million for the quarter ended December 31, 2009; $31.4 million was related to the continuing portfolios compared to $43.2 million and $8.9 million was related to the liquidating portfolio compared to $8.5 million.

“Improvement was seen in several key asset quality indicators in the quarter, including reduced charge-off levels, lower provision for loan losses as well as lower levels of non-performing loans and assets, the result of reduced inflow of new nonaccrual loans and higher levels of cures and exits from nonperforming status,” noted Webster Senior Executive Vice President and Chief Financial Officer/Chief Risk Officer Jerry Plush. “While we remain cautious with regard to credit, these positive outcomes favorably impacted our results in the quarter.”

Non-interest income

•

Non-interest income includes a net gain on sale of investment securities of $4.3 million compared to a net gain of $53,000 in the fourth quarter. First quarter results also include a loss of $3.7 million on the write-down of investments to fair value. Fourth quarter results included a net gain of $3.6 million on the fair value accounting mark on warrants issued in connection with the Warburg Pincus investment.

Non-interest expenses

•

Non-interest expenses, inclusive of other costs, increased $1.4 million from the fourth quarter and included $11.1 million related to previously announced fraud-related costs. Foreclosed and repossessed asset write-downs of $2.1 million and $2.7 million are also included in non-interest expenses in the respective periods.

Income taxes

•

The Company recorded $0.4 million of income tax expense in the quarter on the $1.8 million of pre-tax income applicable to continuing operations in the period based on an estimated annual effective tax rate of 20.0%.

Investment securities

•

Total investment securities were $5.3 billion at March 31, 2010 compared to $4.8 billion at December 31, 2009. The carrying value of the available for sale portfolio included $0.8 million in net unrealized losses compared to net unrealized losses of $2.8 million at December 31, 2009, while the carrying value of the held to maturity portfolio does not reflect $77.0 million in net unrealized gains compared to net unrealized gains of $61.3 million at December 31, 2009.

Loans

•

Total loans were $10.9 billion at March 31, 2010 compared to $11.0 billion at December 31, 2009. Total originations for the quarter were $383 million compared to $472 million in the fourth quarter of 2009, as a $42 million increase in commercial non-mortgage originations was offset by a $115 million decline in residential mortgage lending. In the quarter, commercial, commercial real estate, residential mortgage and consumer loans declined by $39.9 million, $27.6 million, $9.3 million and $63.4 million, respectively. The decline in commercial loans reflects an increase of $34.0 million in core franchise lending offset by reductions of $51.2 million in equipment finance loans and $22.7 million in asset based loans. The decline in commercial real estate mostly reflects a reduction of $17.1 million in residential development outstandings while the decline in consumer reflects seasonal paydowns as well as continued pricing discipline on new production.

•

The liquidating portfolio of indirect home equity and national construction loans, included in the consumer and residential loan portfolios, declined by $13.4 million from December 31, 2009 to $207.3 million and $3.3 million, respectively.

•	National construction loans that have converted to permanent financing and are included in the residential loan portfolio declined by $4.2 million from December 31, 2009 to $32.6 million.

Asset quality

•

Total nonperforming loans were $348.8 million or 3.20 percent of total loans at March 31, 2010 compared to $373.0 million or 3.38 percent at December 31, 2009. The decrease in nonperforming loans reflects a combined decrease of $41.6 million in nonaccrual loans in all loan categories except asset based lending and equipment financing, which increased $14.7 million and $2.8 million respectively. Paying nonperforming loans totaled $103 million at March 31, 2010 compared to $114 million at December 31, 2009.

•

Past due loans for the continuing portfolios increased to $105.6 million at March 31, 2010 compared to $90.5 million at December 31, 2009. Past due loans for the liquidating portfolio decreased to $8.6 million at March 31, 2010 compared to $10.4 million at December 31, 2009. The increase in past due loans in the continuing portfolios at March 31, 2010 included two commercial credits, aggregating $14 million, which cured subsequent to the quarter end.

Deposits and borrowings

•

Total deposits were $14.0 billion at March 31, 2010 compared to $13.6 billion at December 31, 2009. The core categories of non-interest bearing, NOW, money market and savings increased by a combined amount of $612.9 million while certificates of deposit and brokered deposits decreased by $217.1 million and $34.4 million, respectively.

•	Total borrowings of $2.0 billion were essentially flat compared to December 31, 2009. Borrowings represented 11 percent of total assets at both March 31, 2010 and December 31, 2009.

Capital

•

On March 3, 2010, Webster repurchased $100 million, or 25%, of the Series B Preferred Stock issued to the U.S. Treasury and recorded a $1.6 million reduction in retained earnings in the first quarter of 2010 from accelerated accretion of a discount related to the repurchased shares. Also in the first quarter, the Company downstreamed $100 million from the holding company to Webster Bank to improve bank-level leverage and total capital ratios to 8.00% and 13.33%, respectively, which exceed OCC individual minimum capital requirements of 7.5% and 12%, respectively, that go into effect on June 30, 2010.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $18.0 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust and investment services through 181 banking offices, 500 ATMs, telephone banking and the Internet. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation, Webster Capital Finance (formerly Center Capital Corporation), an equipment finance company headquartered in Farmington, Conn., and provides health savings account trustee and administrative services through HSA Bank, a division of Webster Bank. Member FDIC and equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit Webster’s website at www.websterbank.com.

***

Conference Call

A conference call covering Webster’s first quarter earnings announcement will be held today, Thursday, April 22, at 9:00 a.m. EDT and may be heard through Webster’s investor relations website at www.wbst.com, or in listen-only mode by calling 1-877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes”, “anticipates”, “expects”, “intends”, “targeted”, “continue”, “remain”, “will”, “should”, “may”, “plans”, “estimates” and similar references to future periods, however such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national and international economic conditions; (2) government intervention in the U.S. financial system; (3) changes in the level of non-performing assets and charge-offs; (4) inflation, interest rate, securities market and monetary fluctuations, and management’s estimates and projections of such fluctuations; (5) the timely development and acceptance of new products and services and perceived overall value of these products and services by users; (6) changes in management’s estimate of the adequacy of the allowance for loan losses; (7) the risks associated with the continued diversification of assets and adverse changes to credit quality; (8) technological changes; (9) the Company’s ability to increase market share and control expenses; (10) changes in laws, regulations and policies (including tax, banking, securities and insurance laws, regulations and policies); (11) changes in applicable accounting policies and practice; (12) legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; (13) the Company’s success at managing the risks involved in the foregoing items; and (14) the other factors that are described in the Company’s Annual Report on Form 10-K under the heading “Risk Factors.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.

We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. Specifically, we provide measures based on what we believe are our operating earnings on a consistent basis and exclude non-core operating items which affect the GAAP reporting of results of operations. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

WEBSTER FINANCIAL CORPORATION

Selected Financial Highlights (unaudited)

	At or for the Three Months Ended March 31,
(In thousands, except per share data)	2010	2009
Net income (loss) and performance ratios (annualized):
Net income (loss) attributable to Webster Financial Corporation	$1,421	$(11,126)
Net loss available to common shareholders	(6,069)	(21,557)
Net loss per diluted common share	(0.08)	(0.41)
Return on average shareholders’ equity	0.30%	(2.39)%
Return on average tangible equity	0.41	(3.40)
Return on average assets	0.03	(0.25)

Income (loss) and performance ratios, (annualized), attributable Webster Financial Corporation from continuing operations:
Income (loss) from continuing operations	$1,421	$(11,126)
Net loss available to common shareholders	(6,069)	(21,557)
Net loss from continuing operations per diluted common share	(0.08)	(0.41)
Return on average shareholders’ equity	0.30%	(2.39)%
Return on average tangible equity	0.41	(3.40)
Return on average assets	0.03	(0.25)
Noninterest income as a percentage of total revenue	26.35	31.41
Efficiency ratio (a)	64.75	67.45

Asset quality:
Allowance for loan losses	$343,871	$270,929
Non-performing assets	379,321	348,351
Allowance for loan losses / total loans	3.16%	2.24%
Net charge-offs / average loans (annualized)	1.47	0.99
Non-performing loans / total loans	3.20	2.61
Non-performing assets / total loans plus OREO	3.47	2.87
Allowance for loan losses / non-performing loans	98.57	85.69

Other ratios (annualized):
Tangible capital ratio	7.39%	7.75%
Tangible common equity ratio	5.53	4.05
Tier 1 risk-based capital ratio (d)	12.51	11.99
Total-risk based capital (d)	14.37	14.03
Tier 1 common equity / risk weighted assets (d)	7.90	5.26
Shareholders’ equity / total assets	10.24	10.75
Interest-rate spread	3.23	2.91
Net interest margin	3.28	2.99

Share and equity related:
Common equity	$1,521,932	$1,238,734
Book value per common share	19.41	23.45
Tangible book value per common share	12.44	13.02
Common stock closing price	17.49	4.25
Dividends declared per common share	0.01	0.01
Common shares issued and outstanding	78,420	52,830
Basic shares (average)	77,922	52,102
Diluted shares (average)	77,922	52,102

Footnotes:

(a)	Calculated using SNL’s methodology—noninterest expense (excluding foreclosed property expenses, intangible amortization, goodwill impairments and other charges) as a percentage of net interest income (FTE basis) plus noninterest income (excluding gain/loss on securities and other charges).
(b)	For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(c)	NCLC is defined as National Construction Lending Center.
(d)	The ratios presented are projected for the 2010 reporting periods and actual for the 2009 reporting periods.

WEBSTER FINANCIAL CORPORATION

Consolidated Balance Sheets (unaudited)

	March 31,	December 31,	March 31,
(In thousands)	2010	2009	2009
Assets:
Cash and due from banks	$158,065	$171,184	$208,862
Short-term investments	162,193	390,310	19,942
Investment securities:
Available for sale, at fair value	2,365,956	2,126,043	1,097,229
Held-to-maturity	2,915,923	2,658,869	2,429,887

Total securities	5,281,879	4,784,912	3,527,116
Loans held for sale	29,790	12,528	48,876
Loans:
Commercial	2,890,353	2,930,239	3,415,051
Commercial real estate	2,154,534	2,182,120	2,250,295
Residential mortgages	2,894,291	2,903,637	3,184,082
Consumer	2,957,342	3,020,713	3,246,031

Total loans	10,896,520	11,036,709	12,095,459
Allowance for loan losses	(343,871)	(341,184)	(270,929)

Loans, net	10,552,649	10,695,525	11,824,530
Prepaid FDIC premiums	73,752	79,241	—
Federal Home Loan Bank and Federal Reserve Bank stock	140,874	140,874	134,874
Premises and equipment, net	171,178	178,422	182,629
Goodwill and other intangible assets, net	555,355	556,752	562,462
Cash surrender value of life insurance policies	290,786	289,486	282,399
Deferred tax asset, net	121,010	121,733	199,531
Accrued interest receivable and other assets	487,184	318,230	265,513

Total Assets	$18,024,715	$17,739,197	$17,256,734

Liabilities and Equity:
Deposits:
Non-interest bearing deposits	$1,662,122	$1,664,958	$1,530,335
NOW accounts	2,909,737	2,912,510	1,935,926
Money market deposit accounts	2,384,297	1,991,423	1,794,943
Savings accounts	3,372,260	3,146,603	2,576,058
Certificates of deposit	3,613,735	3,830,865	4,638,977
Brokered deposits	51,375	85,768	218,520

Total deposits	13,993,526	13,632,127	12,694,759
Securities sold under agreements to repurchase and other short-term debt	849,876	856,846	1,146,852
Federal Home Loan Bank advances	574,378	544,651	671,294
Long-term debt	588,540	588,419	661,968
Accrued expenses and other liabilities	162,678	159,120	216,734

Total liabilities	16,168,998	15,781,163	15,391,607
Webster Financial Corporation shareholders’ equity	1,846,076	1,948,393	1,855,495
Non controlling interests	9,641	9,641	9,632

Total equity	1,855,717	1,958,034	1,865,127

Total Liabilities and Equity	$18,024,715	$17,739,197	$17,256,734

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Consolidated Statements of Operations (unaudited)

	Three Months Ended March 31,
(In thousands, except per share data)	2010	2009
Interest income:
Interest and fees on loans and leases	$123,350	$140,767
Investment securities	54,156	50,827
Loans held for sale	314	164

Total interest income	177,820	191,758

Interest expense:
Deposits	31,951	52,908
Borrowings	14,485	20,653

Total interest expense	46,436	73,561

Net interest income	131,384	118,197
Provision for loan losses	43,000	66,000

Net interest income after provision for loan losses	88,384	52,197

Non-interest income:
Deposit service fees	27,784	27,959
Loan related fees	6,005	6,482
Wealth and investment services	5,835	5,750
Mortgage banking activities	(138)	606
Increase in cash surrender value of life insurance policies	2,578	2,592
Net gain on sale of investment securities	4,318	4,457
Other income	4,314	276

	50,696	48,122
Gain on early extinguishment of subordinated notes	—	5,993
Loss on write-down of investment securities to fair value	(3,680)	—

Total non-interest income	47,016	54,115

Non-interest expenses:
Compensation and benefits	61,079	56,469
Occupancy	14,440	14,295
Technology and equipment expense	15,268	15,140
Marketing	4,791	3,106
Professional and outside services	2,602	3,784
Intangible assets amortization	1,397	1,464
Foreclosed and repossessed asset expenses	1,692	1,179
Foreclosed and repossessed asset write-downs	2,061	3,450
Deposit insurance	6,085	4,590
Other expenses	13,146	14,301

	122,561	117,778
Other including fraud related costs	11,063	240

Total non-interest expenses	133,624	118,018

Income (loss) from continuing operations before income taxes	1,776	(11,706)
Income tax expense (benefit)	355	(593)

Income (loss) from continuing operations	1,421	(11,113)
Income from discontinued operations, net of tax	—	—

Consolidated net income (loss)	$1,421	$(11,113)
Less: Net income attributable to noncontrolling interests	—	13

Net income (loss) attributable to Webster Financial Corp.	1,421	(11,126)
Preferred stock dividends and accretion	(7,490)	(10,431)

Net loss available to common shareholders	$(6,069)	$(21,557)

Diluted shares (average)	77,922	52,102
Net loss per common share:
Basic
Loss from continuing operations	$(0.08)	$(0.41)
Net loss available to common shareholders	(0.08)	(0.41)
Diluted
Loss from continuing operations	(0.08)	(0.41)
Net loss available to common shareholders	(0.08)	(0.41)

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Consolidated Statements of Operations (unaudited)

	Three Months Ended
(In thousands, except per share data)	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009
Interest income:
Interest and fees on loans and leases	$123,350	$127,069	$131,266	$137,533	$140,767
Investment securities	54,156	54,029	52,975	48,799	50,827
Loans held for sale	314	364	716	833	164

Total interest income	177,820	181,462	184,957	187,165	191,758

Interest expense:
Deposits	31,951	35,937	41,977	49,982	52,908
Borrowings	14,485	15,044	16,308	17,895	20,653

Total interest expense	46,436	50,981	58,285	67,877	73,561

Net interest income	131,384	130,481	126,672	119,288	118,197
Provision for loan losses	43,000	67,000	85,000	85,000	66,000

Net interest income after provision for loan losses	88,384	63,481	41,672	34,288	52,197

Non-interest income:
Deposit service fees	27,784	30,634	30,844	29,984	27,959
Loan related fees	6,005	6,501	5,557	6,350	6,482
Wealth and investment services	5,835	6,009	6,160	6,081	5,750
Mortgage banking activities	(138)	1,456	1,406	3,433	606
Increase in cash surrender value of life insurance policies	2,578	2,680	2,692	2,665	2,592
Net gain (loss) on sale of investment securities	4,318	54	(4,728)	(13,593)	4,457
Other income	4,314	2,648	3,517	1,325	276

	50,696	49,982	45,448	36,245	48,122
Gain on the exchange of trust preferreds for common stock	—	—	—	24,336	—
Gain on early extinguishment of subordinated notes	—	—	—	—	5,993
Loss on write-down of investment securities to fair value	(3,680)	(77)	(1,290)	(27,110)	—
Warrants - fair value adjustment	—	3,552	—	—	—
Visa share transactions	—	—	—	1,907	—

Total non-interest income	47,016	53,457	44,158	35,378	54,115

Non-interest expenses:
Compensation and benefits	61,079	61,644	59,772	59,189	56,469
Occupancy	14,440	14,061	13,572	13,594	14,295
Technology and equipment expense	15,268	15,299	15,199	15,288	15,140
Marketing	4,791	4,365	3,802	3,196	3,106
Professional and outside services	2,602	4,209	3,628	3,394	3,784
Intangible assets amortization	1,397	1,408	1,421	1,450	1,464
Foreclosed and repossessed asset expenses	1,692	2,349	1,733	1,799	1,179
Foreclosed and repossessed asset write-downs	2,061	2,588	2,232	2,829	3,450
Deposit insurance	6,085	5,565	5,942	5,959	4,590
Other expenses	13,146	14,192	15,616	14,066	14,301

	122,561	125,680	122,917	120,764	117,778
Other including fraud related costs	11,063	6,533	4,169	1,313	240
FDIC special assessment	—	—	—	8,000	—

Total non-interest expenses	133,624	132,213	127,086	130,077	118,018

Income (loss) from continuing operations before income taxes	1,776	(15,275)	(41,256)	(60,411)	(11,706)
Income tax expense (benefit)	355	(1,593)	(22,014)	(28,536)	(593)

Income (loss) from continuing operations	1,421	(13,682)	(19,242)	(31,875)	(11,113)
Income (loss) from discontinued operations, net of tax	—	(11)	—	313	—

Consolidated net income (loss)	$1,421	$(13,693)	$(19,242)	$(31,562)	$(11,113)
Less: Net income attributable to noncontrolling interests	—	1	8	—	13

Net income (loss) attributable to Webster Financial Corp.	1,421	(13,694)	$(19,250)	$(31,562)	$(11,126)
Preferred stock dividends, accretion and extinguishment gain	(7,490)	(40,700)	(6,850)	48,361	(10,431)

Net (loss) income available to common shareholders	$(6,069)	$(54,394)	$(26,100)	$16,799	$(21,557)

Diluted shares (average)	77,922	72,747	66,281	53,398	52,102
Net (loss) income per common share:
Basic
(Loss) income from continuing operations	$(0.08)	$(0.76)	$(0.39)	$0.31	$(0.41)
Net (loss) income available to common shareholders	(0.08)	(0.76)	(0.39)	0.31	(0.41)
Diluted
Loss from continuing operations	(0.08)	(0.84)	(0.39)	(0.66)	(0.41)
Net loss available to common shareholders	(0.08)	(0.84)	(0.39)	(0.65)	(0.41)

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Interest-Rate Spreads and Margin (unaudited)

	Three Months Ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Interest-rate spread
Yield on interest-earning assets	4.42%	4.50%	4.60%	4.72%	4.82%
Cost of interest-bearing liabilities	1.19	1.30	1.48	1.76	1.91

Interest-rate spread	3.23%	3.20%	3.12%	2.96%	2.91%

Net interest margin	3.28%	3.26%	3.18%	3.04%	2.99%

Consolidated Average Balances, Yields and Rates Paid (unaudited)

Three Months Ended March 31,	2010			2009
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate

Assets:
Interest-earning assets:
Loans	$10,976,610	$123,350	4.51%	$12,151,016	$140,767	4.65%
Investment securities (b)	5,066,951	56,835	4.49	3,811,555	53,885	5.48
Loans held for sale	27,446	314	4.58	20,415	164	3.22
Federal Home Loan and Federal Reserve Bank stock	140,874	716	2.06	134,874	626	1.88
Short-term investments	250,458	162	0.26	20,148	32	0.63

Total interest-earning assets	16,462,339	181,377	4.42	16,138,008	195,474	4.82

Noninterest-earning assets	1,398,593			1,466,046

Total assets	$17,860,932			$17,604,054

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Demand deposits	$1,641,654	$—	—%	$1,507,206	$—	—%
Savings, NOW and money market deposits	8,365,705	13,878	0.67	5,943,285	15,711	1.07
Certificates of deposit	3,783,167	18,073	1.94	4,838,449	37,197	3.12

Total deposits	13,790,526	31,951	0.94	12,288,940	52,908	1.75

Securities sold under agreements to repurchase and other short-term debt	828,213	4,003	1.93	1,695,580	5,800	1.37
Federal Home Loan Bank advances	576,674	4,418	3.06	870,368	7,054	3.24
Long-term debt	588,800	6,064	4.12	681,371	7,799	4.58

Total borrowings	1,993,687	14,485	2.91	3,247,319	20,653	2.54

Total interest-bearing liabilities	15,784,213	46,436	1.19	15,536,259	73,561	1.91

Noninterest-bearing liabilities	150,447			199,648

Total liabilities	15,934,660			15,735,907

Noncontrolling interests	9,641			9,632

Webster Financial Corp. shareholders’ equity	1,916,631			1,858,515

Total liabilities and equity	$17,860,932			$17,604,054

Tax-equivalent net interest income		134,941			121,913
Less: tax-equivalent adjustment		(3,557)			(3,716)

Net interest income		$131,384			$118,197

Interest-rate spread			3.23%			2.91%

Net interest margin			3.28%			2.99%

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Loan Balances (unaudited)

(Dollars in thousands)	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009
Loan Balances (actuals):
Continuing Portfolio:
Commercial	$1,539,975	$1,505,956	$1,619,284	$1,711,995	$1,738,640
Equipment financing	846,562	897,802	951,500	998,258	1,016,718
Asset based lending	503,816	526,481	598,641	623,357	659,694
Commercial real estate	2,057,361	2,067,862	2,086,298	2,091,811	2,094,751
Residential development	97,173	114,258	128,643	143,965	155,544
Residential mortgages	2,890,982	2,898,820	2,837,240	2,875,415	3,170,908
Consumer	2,750,084	2,801,588	2,863,622	2,910,275	2,979,117

Total continuing	10,685,953	10,812,767	11,085,228	11,355,076	11,815,372
Allowance for loan losses	(291,171)	(287,784)	(269,306)	(264,159)	(226,562)

Total continuing, net	10,394,782	10,524,983	10,815,922	11,090,917	11,588,810

Liquidating Portfolio:
NCLC (c)	3,309	4,817	5,826	6,540	13,174
Consumer	207,258	219,125	231,305	249,086	266,913

Total liquidating portfolio	210,567	223,942	237,131	255,626	280,087
Allowance for loan losses	(52,700)	(53,400)	(57,100)	(41,840)	(44,367)

Total liquidating, net	157,867	170,542	180,031	213,786	235,720

Total Loan Balances (actuals)	10,896,520	11,036,709	11,322,359	11,610,702	12,095,459
Allowance for loan losses	(343,871)	(341,184)	(326,406)	(305,999)	(270,929)

Loans, (net)	$10,552,649	$10,695,525	$10,995,953	$11,304,703	$11,824,530

Loan Balances (average):
Continuing Portfolio:
Commercial	$1,520,157	$1,548,470	$1,675,289	$1,750,996	$1,784,062
Equipment finance	871,972	930,050	975,552	1,011,999	1,026,322
Asset based lending	523,938	577,330	622,472	652,197	701,263
Commercial real estate	2,062,769	2,075,754	2,089,643	2,090,615	2,083,861
Residential development	107,343	125,320	139,040	150,674	158,924
Residential mortgages	2,892,797	2,860,204	2,831,440	3,127,099	3,092,512
Consumer	2,780,063	2,834,923	2,884,543	2,951,691	3,012,178

Total continuing	10,759,039	10,952,051	11,217,979	11,735,271	11,859,122
Allowance for loan losses	(291,281)	(277,870)	(260,472)	(248,701)	(204,619)

Total continuing, net	10,467,758	10,674,181	10,957,507	11,486,570	11,654,503

Liquidating Portfolio:
NCLC (c)	4,558	5,661	6,414	10,090	15,675
Consumer	213,013	224,351	240,675	258,001	276,219

Total liquidating portfolio	217,571	230,012	247,089	268,091	291,894
Allowance for loan losses	(52,700)	(53,400)	(57,100)	(41,840)	(44,367)

Total liquidating, net	164,871	176,612	189,989	226,251	247,527

Total Loan Balances (average)	10,976,610	11,182,063	11,465,068	12,003,362	12,151,016
Allowance for loan losses	(343,981)	(331,270)	(317,572)	(290,541)	(248,986)

Loans, (net)	$10,632,629	$10,850,793	$11,147,496	$11,712,821	$11,902,030

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Non-performing Assets (unaudited)

(Dollars in thousands)	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009

Non-performing loans:
Continuing Portfolio:
Commercial	$46,486	$56,632	$61,746	$68,979	$65,073
Equipment financing	32,985	30,152	31,784	35,675	16,056
Asset based lending	28,647	13,982	5,064	24,456	29,353
Commercial real estate	50,711	56,144	47,644	16,707	12,604
Residential development	34,651	47,264	44,821	46,808	54,147
Residential mortgages	70,908	70,311	66,180	59,775	55,962
Performing non-accrual residential mortgages	34,699	39,256	43,581	33,822	10,849
Consumer	27,832	31,299	33,837	33,816	37,518
Performing non-accrual consumer	5,735	7,456	6,000	4,534	2,652

Nonperforming loans - continuing portfolio	332,654	352,496	340,657	324,572	284,214

Liquidating Portfolio:
NCLC (c)	2,483	3,408	4,089	5,628	12,259
Performing non-accrual NCLC	825	825	825	—	—
Consumer	10,895	13,915	14,030	19,521	19,510
Performing non-accrual consumer	1,990	2,333	1,475	674	185

Nonperforming loans - liquidating portfolio	16,193	20,481	20,419	25,823	31,954

Total non-performing loans	$348,847	$372,977	$361,076	$350,395	$316,168

Other real estate owned and repossessed assets:
Continuing Portfolio:
Commercial	$13,464	$11,621	$13,225	$9,340	$10,361
Equipment financing	6,654	6,522	8,479	10,322	13,352
Asset based lending	—	—	—	—	—
Commercial real estate	—	—	—	—	—
Residential development	—	—	—	—	—
Residential mortgages	4,461	4,131	2,872	1,808	1,399
Consumer	4,025	5,017	4,833	5,571	369

Total continuing	28,604	27,291	29,409	27,041	25,481

Liquidating Portfolio:
NCLC (c)	1,744	1,401	3,108	5,836	5,563
Consumer	126	296	—	931	1,139

Total liquidating	1,870	1,697	3,108	6,767	6,702

Total other real estate owned and repossessed assets	$30,474	$28,988	$32,517	$33,808	$32,183

Total non-performing assets	$379,321	$401,965	$393,593	$384,203	$348,351

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Past Due Loans (unaudited)

(Dollars in thousands)	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009

Past due 30-89 days:

Accruing loans:
Continuing Portfolio:
Commercial	$17,124	$7,871	$9,735	$8,460	$8,033
Equipment financing	11,030	10,642	10,407	13,464	16,404
Asset based lending	—	—	—	—	145
Commercial real estate	16,950	8,183	23,872	19,053	8,373
Residential development	2,528	551	776	3,210	1,004
Residential mortgages	30,843	36,086	38,927	39,955	45,798
Consumer	27,099	27,214	31,178	28,354	33,092

Past Due 30-89 days - continuing portfolio	105,574	90,547	114,895	112,496	112,849

Liquidating Portfolio:
NCLC (c)	—	582	910	1	1
Consumer	8,596	9,804	11,680	9,880	12,244

Past Due 30-89 days - liquidating portfolio	8,596	10,386	12,590	9,881	12,245

Accruing loans past due 90 days or more:
Commercial	350	50	2,685	445	573
Equipment financing	—	—	—	—	—
Asset based lending	—	—	—	—	—
Commercial real estate	365	236	206	475	—
Residential development	—	—	—	—	150
Residential mortgages	—	—	—	—	—
Consumer	—	—	—	—	—

Accruing loans past due 90 days or more:	715	286	2,891	920	723

Total past due loans	$114,885	$101,219	$130,376	$123,297	$125,817

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Changes in the Allowance for Credit Losses (unaudited)

	For the Three Months Ended
(Dollars in thousands)	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009

Beginning balance	$351,289	$336,511	$316,037	$281,729	$245,829
Provision	43,000	67,000	85,000	85,000	66,000
Allowance for sold loans	—	(469)	—	—	—

Charge-offs continuing portfolio:
Commercial	5,271	6,094	13,729	8,983	5,388
Equipment financing	5,108	13,302	7,939	6,324	2,236
Asset based lending	2,447	1,099	15,926	5,297	2,981
Commercial real estate	1,382	4,605	—	—	—
Residential development	5,131	6,600	3,019	2,350	48
Residential mortgages	4,455	2,858	2,721	4,793	2,964
Consumer	9,896	10,723	10,237	10,242	6,541

Charge-offs continuing portfolio	33,690	45,281	53,571	37,989	20,158

Charge-offs liquidating portfolio:
NCLC (c)	70	1,068	135	3,387	2,086
Consumer	9,315	8,232	13,256	10,825	9,911

Charge-offs liquidating portfolio	9,385	9,300	13,391	14,212	11,997

Total charge-offs	43,075	54,581	66,962	52,201	32,155

Recoveries continuing portfolio:
Commercial	515	476	435	230	378
Equipment financing	952	898	821	203	287
Asset based lending	254	55	—	—	5
Commercial real estate	—	—	—	—	—
Residential development	—	—	—	9	—
Residential mortgages	80	82	277	115	24
Consumer	455	535	642	702	766

Recoveries continuing portfolio	2,256	2,046	2,175	1,259	1,460

Recoveries liquidating portfolio:
NCLC (c)	302	614	62	825	528
Consumer	204	168	132	187	67

Recoveries liquidating portfolio	506	782	194	1,012	595

Total recoveries	2,762	2,828	2,369	2,271	2,055

Total net charge-offs	40,313	51,753	64,593	49,930	30,100

Change in unfunded commitments	(278)	—	67	(762)	—
Ending balance	$353,698	$351,289	$336,511	$316,037	$281,729

Components:
Allowance for loan losses	$343,871	$341,184	$326,406	$305,999	$270,929
Reserve for unfunded credit commitments	9,827	10,105	10,105	10,038	10,800

Allowance for credit losses	$353,698	$351,289	$336,511	$316,037	$281,729

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Asset Quality Ratios

	For the Three Months Ended
(Dollars in thousands)	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009

Total Portfolio
Allowance for loan losses / total loans	3.16%	3.09%	2.88%	2.64%	2.24%
Net charge-offs / average loans (annualized)	1.47	1.85	2.25	1.66	0.99
Nonperforming loans / total loans	3.20	3.38	3.19	3.02	2.61
Nonperforming assets / total loans plus OREO	3.47	3.63	3.47	3.30	2.87
Allowance for loan losses / nonperforming loans	98.57	91.48	90.40	87.33	85.69

Continuing Portfolio
Allowance for loan losses / total loans	2.72%	2.66%	2.43%	2.33%	1.92%
Net charge-offs / average loans (annualized)	1.17	1.58	1.83	1.25	0.63
Nonperforming loans / total loans	3.11	3.26	3.07	2.86	2.41
Nonperforming assets / total loans plus OREO	3.37	3.50	3.33	3.09	2.62
Allowance for loan losses / nonperforming loans	87.53	81.64	79.05	81.39	79.72

Liquidating Portfolio

NCLC (C)
Allowance for loan losses / total loans	21.15%	18.68%	17.16%	23.00%	30.86%
Net charge-offs (recoveries) / average loans (annualized)	(20.36)	32.08	4.55	101.57	39.76
Nonperforming loans / total loans	99.97	87.88	84.35	86.06	93.05
Allowance for loan losses / nonperforming loans	21.16	21.26	20.35	26.72	33.16

Consumer
Allowance for loan losses / total loans	25.09%	23.96%	24.25%	16.19%	15.10%
Net charge-offs / average loans (annualized)	17.11	14.38	21.81	16.49	14.26
Nonperforming loans / total loans	6.22	7.41	6.70	8.11	7.38
Allowance for loan losses / nonperforming loans	403.57	323.12	361.82	199.73	204.63

See Selected Financial Highlights for footnotes.